Text of Preliminary filing to SEC June 2010



6/15/2010
Lindner Peter PREC14A 1:10 IBM Co

Preliminary Proxy Solicitation Material -- Contested
Solicitation * Schedule 14A
Filing Table of Contents
Document/Exhibit Description Pages Size

 1: PREC14A Peter Lindner 1st Draft of Proxy

PREC14A 1 draftproxy.htm FIRST DRAFT OF NON-MANAGEMENT
PROXY
SCHEDULE 14A INFORMATION
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

IBM COMPANY

(Name of Registrant as Specified In Its Charter)
PETER LINDNER

(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rule
14a-
6(i)(1)and 0-11.
 (1) Title of each class of securities to which transaction applies:
 (2) Aggregate number of securities to which transaction applies:
 (3) Per unit price or other underlying value of transaction computed pursuant
 To Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
 (4) Proposed maximum aggregate value of transaction:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule
 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4)
Date Filed:

PRELIMINARY COPY, SUBJECT TO COMPLETION
DATED MARCH 27, 2010
PROXY STATEMENT OF
PETER LINDNER
IN CONNECTION WITH THE
2010 ANNUAL MEETING OF STOCKHOLDERS
OF
IBM COMPANY


INTRODUCTION

 This Proxy Statement (the "Proxy Statement") and the accompanying form of Proxy are being furnished by Peter Lindner ("Mr.
Lindner")
to the stockholders (the "Stockholders") of the IBM
Company (the "Company" or "IBM") in connection with his solicitation of proxies to be voted at IBM's 2010
Annual Meeting of Stockholders (the "Annual Meeting"). IBM has announced that the Annual Meeting will be held on Monday,
April xx, 2010, at 10:00 a.m. Eastern Time local time at:

International Business Machines Corporation
New Orchard Road
Armonk, New York 10504
(914) 499-1900

This Proxy Statement and form of Proxy are being mailed to Stockholders on or about April 10, 2010.

 Mr. Lindner is soliciting proxies from fellow Stockholders and fellow former Employees to elect Mr. Lindner to the Board of
Directors of IBM (the "Board") at the Annual Meeting.
Mr. Lindner is asking Stockholders to enact a Shareholder
Proposal (the "Proposal") on revising IBM's Code of Conduct
(the "Code"). Sometimes (and I have been wrong about this in the past), there is a new wave sweeping across the country for a revision of ethics. I wish IBM to lead the country in having a good code of conduct, rather than have incidents occur periodically that cause pain, embarrassment, and social/financial disorder - which has happened in the US
Congress and in companies such as Enron.





WHY YOU SHOULD ADD LINDNER TO THE BOARD OF DIRECTORS

*
In Mr. Lindner's opinion, the current Code may not be working. Mr. Lindner believes there is no stronger message that can be sent to The
Company's Board and management this year than dual approval of a shareholder resolution to fix the Code and to install Mr.
Lindner to ensure that this task is done.

WHY YOU SHOULD VOTE FOR THE LINDNER SHAREHOLDER ETHICS
PROPOSAL
*
Sometimes transparency in words and deeds can have unexpected morale and financial benefits. Your clear message in this election will directly assist Mr. Lindner in convincing the directors that a change in the Code is long overdue. Mr. Lindner believes this will be the shortest path to the restoration of shareholder value and the realization of IBM's promise of ethical behavior.
IBM trusts its customers to give their word and stand by it, and billions of dollars are made on that premise. It would be hypocrisy at best for IBM to give its word, yet not carry it out.

*
Mr. Lindner has first hand knowledge of IBM's technology and of its operations and its culture. Mr. Lindner has spent nine years working at IBM, Travel Related Services (TRS), and IBM Bank. His resume (and much more detail) are on the website:

www.IBMethics.com

(It stands for IBM Truth commission - the shareholder proposal to investigate whether IBM has a few or has many incidents of where the IBM Code of Conduct has been violated.)

Mr. Lindner has handled mailings, reviewed credit histories of the millions of cardmembers, and potential c/m's, as well as work with mathematical modeling, risk management, securitization of our portfolio, modernization of the Banking system, and has even helped (with his manager/director) save a key product line by showing its viability/profitability.

At IBM, Mr. Lindner has worked with customer databases of several thousand customers, and even several million.

*

*

THIS SOLICITATION IS BEING MADE BY
MR. LINDNER
AND NOT ON BEHALF OF THE BOARD

Mr. Lindner is a former Senior Manager of IBM. He is an experienced computer programmer, modeler, database marking specialist - and is literate.


PLEASE DISREGARD ANY PROXY CARD YOU RECEIVE FROM
IBM.
MR. LINDNER ENCOURAGES YOU TO RETURN ONLY THE ENCLOSED
[Tan? COLOR??] PROXY CARD.

RECOMMENDATIONS IF LINDNER IS ELECTED
If elected, Mr. Lindner plans to make the following
recommendations
to the Board, which Mr. Lindner believes are in the best
interests of IBM and its Stockholders:
*
Work closely with the various stakeholders at IBM - the shareholders, the employees, the customers and the vendors
- to
get reasonable solutions to the ethical demands in a modern business. Ethics is the fancy way of saying doing right when personal gains may say to choose a different path. Lies, pandering, obfuscation, hypocrisy - why these are the very things that the Securities and Exchange Acts sought to get rid of in the
1930's, and from those beginnings, a strong NY Stock
Exchange was
created, to the envy of the world. We can make money and not lose our morality or ethics. I am actually saying that perhaps we will make more money with ethical conduct than by not having ethics.

*
This proposal is directly related to an incident that stemmed from Mr. Lindner being laid off in 2003.
That was resolved. However, Mr. Lindner alleged that IBM had spoken to a prospective employer, and in violation of Title VII of the US Civil Rights Act of
1964, and in violation of the laws of NY State and NYC, IBM retaliated against Mr. Lindner.

Moreover, when the case 06cv4751 entitled --
Peter W. Lindner v IBM, Robert Vanderheyden,
Heather Christo Higgins, John Doe #1, And John Doe #2 -- went to discovery, IBM wrote in a submission to the Magistrate Judge that some of the discovery requests require interviewing 'hundred of thousands of employees'.
And IBM suggested that it did not have any ESI (Electronically Stored Information) in all of
IBM that was responsive to the discovery request.

(This document is a letter from IBM on June 5, 2009 to Magistrate Judge Eaton, cc: Peter Lindner, and will be posted on this SEC site as a pdf, which requires that it be typed up first as per SEC filing regulations, which Mr. Lindner intends to follow.)

Surely no one in data processing believes that if IBM kept all their records -- as IBM promised -- that there is no record on any of their computers or any of their electronic storage media.

So, this shareholder proposal is to stop IBM from making such absurd statements to a Federal Court.

Furthermore, IBM was apprised the week of June 15 2009 that indeed a single document was found that proved that the prospective employer of Mr. Lindner had spoken to an IBM employee, IBM did not (as of this writing) inform the Court that it spoke wrongly.

To summarize: IBM said it had no ESI, when in fact it did.



Thoroughly investigate all instances of ethical quandaries faced by
IBM over the last fifteen years. Some people say there is nothing to be done, but I say that others have faced greater problems than dealing with the ethics of an already pretty good company. Getting rid of slavery for one (okay, that was
150 years ago), resolving death squads and apartheid by having
Truth Commissions, handling sexual improprieties in the US
Congress, balancing the rights of poor and wealthy citizens.
Let us go the extra distance and make IBM's Code of Conduct a document to be proud of, which reflects the honest aspirations of its best employees, its worthy management and directors, and of course its shareholders who care for these concerns and more. I ask for your vote for Director in
IBM's Board and for the Shareholder Proposal to revise the Code of Conduct in the coming year in an open and honest fashion, using the best minds of not just IBM's constituents, but also of scholars, academics, business leaders and politicians.
This
will be a Code of Conduct that can work in the 21st century. No more will the powerful IBM fight just people who are racist and who do not pay their bills, but also chide and penalize those who break the honest standards set by IBM. This will not be like Enron, where Ken Lay allowed a transgression by a "top performer," thus abandoning his supposed ethics. The film "Enron: The Smartest Guys in the Room[2005]" details how this path led to Enron's ruin, and that of its hardworking employees, the community, and many hapless investors.


EVEN AFTER YOU HAVE SUBMITTED YOUR PROXY, YOU MAY CHANGE
YOUR VOTE
AT ANY TIME BEFORE THE MEETING BY SENDING A DULY EXECUTED
PROXY WITH A LATER DATE TO
_____________________ AT THE ADDRESS ON THE BACK COVER.
NOMINEE FOR DIRECTOR GENERAL
 The by-laws of IBM provide that the exact number of directors shall be fixed by resolution of the Board.
According to
public information, the Board currently consists of ten members having one-year terms.

THE LINDNER NOMINEE

 The information below concerning age and principal occupation has
Been furnished by Peter Lindner

NAME AGE PRINCIPAL OCCUPATION
Peter Lindner 59 Computer Programmer

Mr. Lindner is currently an employee of Time Warner Cable
Company
in NYC, and has been at TWC since 2007. (This year, March
2009,
TWC became a separate company from Time Warner.) He programs in
SAS (a statistical language used among many companies, including
IBM), and Excel, among other computer
languages. Mr. Lindner has been a professional computer person for over 35 years, a SAS programmer for 25 years, and an Excel (and Lotus 123) programmer/user for 15 years.

In between 2003 and 2007, Mr. Lindner worked as an independent consultant, after being laid off from IBM in 2003. Mr.
Lindner
had 10 years worth of tenure at IBM, since Mr. Lindner originally worked at IBM from 1973 to 1978, as a salesman trainee, systems engineer, and also as a BAL (Basic
Assembly Language) mainframe programmer for IBM's operating system (ACP Airline Control Program, now known as TPF for Transaction Processing Facility) and with a forgotten language APL. In the past fifteen years, Mr. Lindner's specialty has been statistical programming, risk management, direct mail, and systems analysis.

Mr. Lindner joined American Express (Amex) in 1990, worked in Amex Travel Related Services, then
Amex Bank Headquarters in NYC, and then back to TRS for Risk
Management. Mr. Lindner helped with various models, including working with his manager to create Amex's first Bankruptcy
Model,
which became operational even at its early stages, and was later productionized with a team of consultants into its current form.
Mr. Lindner used Continuous Process Improvement (CPI) to build a small reporting system into a quickly responsive production system of 90+ measures of credit card performance - this latter lead to saving the Optima card which was to have been killed by conventional average losses. The reporting system showed that the losses were less each year, and were now positive with its learning curve (a slight reference to this was made in Amex's Annual Report).

Mr. Lindner has two degrees from the Massachusetts
Institute of
Technology (MIT), both undergraduate and from their business school, with a concentration in both finance and management information systems.

Peter Lindner

DATE OF
TRANSACTION AMOUNT OF COMMON SHARES PURCHASED (P) / SOLD
(S)
1990-1998 34* (P)

*approximately

PETER LINDNER RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF
THE
PETER LINDNER LISTED BELOW AND
IN FAVOR OF THE ETHICS PROPOSAL AND
NOT RETURN IBM'S PROXY CARD TO IBM AND
NOT VOTE IN FAVOR OF THE NOMINEES OF IBM.

QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE ENCLOSED
Gold
PROXY
CARD SHOULD BE DIRECTED TO:
_______________________
________________________,
______________________
CALL
1-212-979-9647
____________

VOTING
 Based on public information, the Board has fixed the close of business on Febuary 27, 2010 as the record date for the determination of the Stockholders entitled to notice of and to vote at the Annual Meeting. Based the latest available public information, there were approximately 1,320 million shares of common stock outstanding on June 2009. The holders of a majority of such shares, represented in person or by proxy, shall constitute a quorum at the Annual Meeting. A quorum is necessary before business may be transacted at the Annual
Meeting except that, even if a quorum is not present, the Stockholders present in person or by proxy shall have the power to adjourn the meeting from time to time until a quorum is present. Each Stockholder entitled to vote shall have the right to one vote for each share of common stock outstanding in such Stockholder's name. Directors are to be elected by a plurality of the votes cast at the Annual Meeting. With respect to any other matter that may properly be brought before the Annual Meeting, the affirmative vote of a majority of the votes cast by Stockholders entitled to vote thereon is required to take action, unless a greater percentage is required either by law or by IBM's certificate of incorporation or by-laws. In determining the number of votes cast with respect to any voting matter, only those cast "for" or "withhold authority" are included.

Abstentions will be considered present and entitled to vote at the
Annual Meeting but will not be counted as votes cast.
Accordingly,
abstentions will have no effect on the vote. Similarly, where brokers submit proxies but are prohibited and thus refrain from exercising discretionary authority in voting shares on certain matters for beneficial owners who have not provided voting instructions with respect to such matters (commonly referred to as
"broker non-votes"), those shares will be considered present and entitled to vote at the Annual Meeting but will not be counted as votes cast as to such matters and thus will have no effect on the vote. Execution and return of the enclosed Gold Proxy Card will not affect a Stockholder's right to attend the Annual
Meeting and vote in person. Any Stockholder that executes and returns a Proxy Card has the right to revoke it by giving notice of revocation to the Secretary of IBM at any time before the Proxy is voted.

Unless contrary instructions are indicated on the enclosed
Gold Proxy Card, all shares of common stock represented by valid Proxies received pursuant to this solicitation (which have not been revoked as described above) will be voted

(a) FOR the election of Peter Lindner, and
(b) in favor of the Lindner shareholder proposal to revise the IBM
Code of Conduct and
(c) to vote against a director at the discretion of the Proxy holder(s), on such other business as may properly come before the Annual
Meeting,
including any adjournment(s) or postponements(s) thereof.

 IF YOU WISH TO VOTE FOR PETER LINDNER, YOU MUST EXECUTE
AND
RETURN THE ENCLOSED Gold PROXY CARD AND SHOULD NOT EXECUTE
OR
RETURN IBM'S PROXY CARD. DO NOT RETURN ANY PROXY
CARD OTHER THAN THE Gold PROXY CARD. IF YOU RETURN MORE
THAN
ONE PROXY CARD THERE IS A RISK THAT YOUR SHARES WILL NOT BE
VOTED AS YOU DESIRE, BECAUSE ONLY THE LATEST DATED PROXY
CARD YOU
SUBMIT COUNTS.

 EVEN AFTER YOU HAVE SUBMITTED YOUR PROXY, YOU MAY CHANGE
YOUR VOTE
AT
ANY TIME BEFORE THE MEETING BY SENDING A DULY EXECUTED
PROXY WITH A
LATER
DATE TO ______________________ AT THE ADDRESS ON THE BACK
COVER.
IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM,
BANK OR
NOMINEE ON THE RECORD DATE, ONLY IT CAN VOTE YOUR SHARES
AND ONLY
UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.

PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND
GIVE
INSTRUCTIONS FOR YOUR SHARES TO BE VOTED ON THE Gold PROXY
CARD
FOR PETER LINDNER.
YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY
IMPORTANT.

PLEASE SIGN AND DATE THE ENCLOSED Gold PROXY CARD AND
RETURN
IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY.

INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES

Under the applicable regulations of the Securities and Exchange
Commission, Mr. Lindner is deemed to be a "participant" in our solicitation of proxies. The name, business address and principal occupation of each of Mr. Lindner appears earlier in this Proxy Statement. Except as described in this Proxy
Statement, neither the Participant nor any of his respective affiliates or associates (together, the "Participant
Affiliates"), (i) directly or indirectly beneficially owns any securities of IBM or of any subsidiary of IBM or
(ii) has had any relationship with IBM in any capacity other than as a Stockholder, with the exception of the lawsuit filed in Federal Court mentioned in the Shareholder
Proposal.
Furthermore, except as described in this Proxy Statement, neither the Participant nor any Participant Affiliate is a party to any transaction or series of transactions since January 1, 2006, or has knowledge of any currently proposed transaction or series of transactions, (i) to which IBM or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $100,000, and (iii) in which the Participant or
Participant Affiliate had or will have, a direct or indirect material interest. Except as described in this Proxy
Statement,
neither the Participant nor any Participant Affiliate has entered into any agreement or understanding with any person respecting any (i) future employment by IBM or its affiliates or
(ii) any transactions to which IBM or any of its affiliates will or may be a party. Except as described in this
Proxy Statement, there are no contracts, arrangements or understandings by the Participant or Participant Affiliates within the past year with any person with respect to any capital stock of IBM.

COST AND METHOD OF SOLICITATION
 Mr. Lindner will bear the cost of this solicitation. While no precise estimate of this cost can be made at the present time, we currently estimate that we collectively will spend a total of approximately $5,000 for our solicitation of proxies, including expenditures for attorneys, solicitors and advertising, printing, transportation and related expenses. As of June
12,
2009, we have incurred proxy solicitation expenses and legal expenses of approximately $8,000 (precise number confidential).

We expect to seek reimbursement from IBM for our expenses in connection with this solicitation. In addition to soliciting proxies by mail, proxies may be solicited in person or by telephone, telecopy, e- mail or the Internet. We will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of- pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Company capital stock. We will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services. We have retained the proxy solicitation firm of ADP at customary fees, plus reasonable out-of-pocket expenses, to participate in the solicitation of proxies and revocations, up to $1,000. We also have agreed to indemnify
_________________ against certain liabilities and expenses.



We estimate that no employees of IBM will be involved in the solicitation of proxies on my behalf, since
IBM has successfully filed in Federal Court to stop communication between Mr. Lindner and any employee of IBM, and has further required that there be no oral communication but if there is written communication, it must be censored and passed through IBM's attorney (the firm of Kelley Drye & Warren LLP).

ADDITIONAL INFORMATION

Certain information regarding common stock held by IBM's directors, nominees, management and 5% stockholders is contained in
IBM's proxy statement and is incorporated herein by reference.

Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders of IBM must be received by IBM for inclusion in IBM's proxy statement and form of proxy for that meeting is also contained in IBM's proxy statement and is incorporated herein by reference. We assume no responsibility for the accuracy or completeness of any information contained herein which is based on, or incorporated by reference to, IBM's proxy statement.

PETER LINDNER

[June 12, 2009]

IMPORTANT

PLEASE REVIEW THIS DOCUMENT AND THE ENCLOSED MATERIALS
CAREFULLY.
YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW
SHARES OF COMMON STOCK YOU OWN.
1. If your shares are registered in your own name, please
sign,
date
and mail the enclosed Gold Proxy Card to
_____________________.
in the postage- paid envelope provided today.

2. If you have previously signed and returned a proxy card to
IBM., you have every right to change your vote.
Only your latest dated card will count. You may revoke any proxy card already sent to IBM Inc. by signing, dating and mailing the enclosed Gold Proxy Card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the 2010 Annual Meeting by sending a new proxy card to
________________________ or the Secretary of IBM,
Inc.,
or by voting in person at the 2010
Annual Meeting.

3.
If your shares are held in the name of a brokerage firm, bank nominee or Other institution, only it can sign a Gold Proxy
Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed Gold Proxy Card in the postage- paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a Gold Proxy Card to be issued representing your shares.

4. After signing the enclosed Gold Proxy Card do not sign or return IBM's proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.

If you have any questions about giving your proxy or require assistance, please call Mr. Lindner at

____________________________
1-212-979-9647

Moreover, the website mentioned above:
www.IBMTruth.com
will have additional documents, evidence, transcripts, etc, subject only to what IBM can get the Court to disallow, as IBM has tried in the past (and succeeded in April 2007) to stop me from speaking at the Shareholder Meeting, and has tried again this year to stop me (details upon request).


IN OPPOSITION TO THE BOARD OF DIRECTORS OF
IBM COMPANY
PROXY FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF PETER LINDNER

The undersigned hereby appoints Peter Lindner as proxy for the undersigned with full power of substitution, to vote all shares of beneficial interest of IBM, Inc. (the "Company") which the undersigned is entitled to vote at IBM's
2010 Annual Meeting of Stockholders, and any postponements or adjournments thereof, hereby revoking all prior proxies, on the matters set forth below as follows:

 PETER LINDNER RECOMMENDS A VOTE FOR SHAREHOLDER ETHICS
PROPOSAL
5.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER
DIRECTED. IF A CHOICE IS NOT SPECIFIED, THE PROXY WILL BE
VOTED
FOR
THE NOMINEE LISTED BELOW.

[X] Please mark your votes as in this example.
1.
Election of Peter Lindner as Director whose term expires in 2008:

[ ]FOR nominee (except as marked below)
[ ]FOR Shareholder Ethics Proposal (except as marked below)
* WITHHOLD AUTHORITY for all nominees
* FOR AUTHORITY for CERTAIN nominees

(INSTRUCTION: To withhold authority to vote for one or more nominees, mark
FOR
above and print the name(s) of the person(s) with respect to whom you wish to withhold authority OR for other nominees in the space provided below.)

________________________________________________________


_______________________________________________________


2.
To act upon any other matters that may properly come before the meeting.

 PLEASE MARK YOUR VOTES (ON REVERSE SIDE), SIGN, DATE AND
RETURN
THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID
ENVELOPE.

 Please sign exactly as your name appears on this Proxy.
When
shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer.
If a partnership, please sign in partnership name by the authorized person.

Date: April ________, 2010

______________________________

Signature of Stockholder

_______________________________

Signature of Stockholder

Dates Referenced Herein and Documents Incorporated By
Reference
This PREC14A Filing

Date

Other Filings




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